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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 23, 1997
                                                        -----------------


                               STM WIRELESS, INC.
             (Exact name of Registrant as specified in its charter)




           Delaware                 000-19923                    95-3758983
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)                Identification No)



                      One Mauchly, Irvine, California 92618
                      -------------------------------------
           (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (714) 753-7864
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                             Exhibit Index on Page 4


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ITEMS 1 THROUGH 4 AND 6 THROUGH 8 NOT APPLICABLE.

ITEM 5    OTHER EVENTS.

          Reference is made to the press releases issued to the public by the registrant on December 23, 1997, the text of which releases are attached hereto as Exhibits 99.1 and 99.2 for a description of the events reported pursuant to this Form 8-K.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STM WIRELESS, INC.



Date:  January 16, 1998                     By: /s/ JOSEPH J. WALLACE
                                               --------------------------------
                                               Joseph J. Wallace
                                               Vice President, Finance and Chief
                                               Financial Officer


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                                  EXHIBIT INDEX


                                                                  SEQUENTIAL
EXHIBIT NO.       DESCRIPTION                                     PAGE NO.
-----------       -----------                                     --------


99.1              Press Release dated December 23, 1997                 5

99.2              Press Release dated December 23, 1997                 8




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